UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2004

STEWART & STEVENSON SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-8493 (Commission File Number)	74-1051605 (I.R.S. Employer Identification No.)
2707 North Loop West Houston, Texas (Address of principal executive offices)	77008 (Zip code)

Registrant's telephone number, including area code: (713) 868-7700

Item 7. Exhibits.

Exhibit 99.1 Transcript of Stewart & Stevenson's Conference Call Held March 29, 2004.

Item 9. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the transcript of Stewart & Stevenson's conference call held on March 29, 2004, to discuss the Company's fiscal 2003 fourth quarter results.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.
Date: March 31, 2004	By:	/s/ JOHN B. SIMMONS Name: John B. Simmons Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1
Transcript of Stewart & Stevenson's Conference Call Held March 29, 2004.